UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

TriLinc Global Impact Fund, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

ITEM 7.01 Regulation FD DISCLOSURE.

Press Release

On October 22, 2020, TriLinc Global Impact Fund, LLC (“TGIF”) issued a press release announcing the approval of a new sub-advisor.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information in this Item 7.01 and the press release attached hereto as Exhibit 99.1 are furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished herewith, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

ITEM 8.01 OTHER EVENTS.

Portfolio Update

As previously reported, between July 2016 and April 2017, TGIF purchased nine participation interests totaling $9,000,000 (the “Participation”) in a trade finance facility originated by Scipion Active Trading Fund, a fund advised by TGIF’s sub-advisor, Scipion Capital, Ltd. (“Scipion”), with Mac Z Group SARL (“Mac Z”), a scrap metal recycler located in Morocco, as the borrower. As of June 30, 2020, the outstanding principal balance on this Participation was $7,349,626 with no accrued interest. As also previously reported, a judgment was received on December 18, 2017, in English court ordering Mac Z and its corporate guarantor to make payment. In parallel with Scipion’s recovery plan with respect to Mac Z, Scipion informed TGIF that it had received a judgment in its favor with respect to its claim against Mac Z’s collateral manager under the collateral manager’s professional indemnity insurance policy. On September 29, 2020, Scipion received the settlement payment from the collateral manager’s insurer and remitted an approximately $8 million pro-rata share (net of legal and other expenses) of the settlement to TGIF.  TGIF also expects to receive additional proceeds through the liquidation of Mac Z’s remaining copper scrap collateral, although there can be no assurances as to the amount of proceeds that will be received or the timing of any payments from the liquidation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1 Press release of TriLinc Global Impact Fund, LLC, dated October 22, 2020.

Forward-Looking Statements

This press release contains forward-looking statements (including, without limitation, statements concerning future payments to TGIF from the liquidation of Mac Z’s remaining collateral) that are based on TGIF’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, whether the remaining collateral is liquidated successfully and there are sufficient proceeds in excess of expenses to remit to TGIF, and those risks set forth in the “Risk Factors” section of TGIF’s most recent Annual Report on Form 10-K, as amended or supplemented by TGIF’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or TGIF’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that TGIF’s assumptions differ from actual results, TGIF’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. TGIF cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

October 22, 2020	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer